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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 10, 2007

SINO FIBRE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52709	76-0616470
(State or other jurisdiction of	(Commission File No.)	(IRS Employer ID)
incorporation)

The Chrysler Building
405 Lexington Avenue, 26th Floor
New York, New York 10174
(Address of principal executive offices and Zip Code)

(212) 907-6522
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

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ITEM 7.01      REGULATION FD DISCLOSURE

     The Company announced today that Sino Fibre Communications, Inc. has been given the trading symbol: “SFBE”.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document Description

99.1	Press release

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated this 17th day of August, 2007.

SINO FIBRE COMMUNICATIONS, INC.

BY:	MATTHEW MECKE
Matthew Mecke
President and Principal Executive Officer.